Validus Holdings, Ltd.
Supplemental Financial Data Revised Segment Information
December 8, 2017

29 Richmond Road
Pembroke, HM 08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM 11 Bermuda

Validus Holdings, Ltd.

Validus Holdings, Ltd.
Explanatory Notes

Basis of Presentation

•
This document should be read in conjunction with other documents filed by Validus Holdings, Ltd. (“Validus” or the “Company”) with the U.S. Securities and Exchange Commission pursuant to the Exchange Act of 1934, as amended.

•
All financial information contained herein is unaudited; however, certain information contained herein relating to the years ended December 31, 2016 and 2015 is derived from or agrees to audited financial statements.

•	Unless otherwise noted, dollar amounts are in thousands of U.S. dollars, except for ratio information.

•	The general and administrative expense ratio includes share compensation expenses.

•
In accordance with authoritative accounting guidance, the Company continually monitors and reviews its segment reporting structure to determine whether any changes have occurred that would impact its reportable segments. The Company disclosed in its Quarterly Report on Form 10-Q for the period ended September 30, 2017 that, as a result of the evolution of the Company’s operations, the global nature of the industry and synergies obtained through the acquisition and integration of Talbot Holdings Ltd. (“Talbot”), Western World Insurance Group, Inc. (“Western World”) and Crop Risk Services (“CRS”), the Company’s reportable segments had become progressively more integrated such that it was likely that the Company would change its reportable segments from Validus Re, Talbot, Western World and AlphaCat to “Reinsurance,” “Insurance” and “Asset Management” in the fourth quarter of 2017.

•
On December 8, 2017, the Company issued a press release announcing leadership appointments designed to enhance the development and execution of its global strategy. These leadership appointments reflected an organizational change that resulted in three new reportable segments for the Company: Reinsurance, Insurance and Asset Management.

•
The Reinsurance segment operates globally and is primarily focused on treaty reinsurance. The Insurance segment focuses on specialty insurance within both the Lloyd’s insurance market and the U.S. commercial insurance market. The Asset Management segment reports the results of the Company’s Bermuda-based investment adviser, managing capital for third parties and Validus through insurance-linked securities (“ILS”) and other property catastrophe and specialty reinsurance investments.

•
Furthermore, to better align the Company’s disclosures with its current strategy, the Company has also changed its primary lines of business from Property, Marine and Specialty to “Property,” “Specialty - Short-Tail” and “Specialty - Other.” For details on the classes included in each line of business, refer to page 23 for gross premiums written by segment by class of business.

•
This supplemental financial data is for informational purposes only, and to assist in understanding the disclosure impact of the change in reportable segments. This information does not constitute a restatement of the Company’s previously issued consolidated financial statements.

•
The change in reportable segments will be reflected in the consolidated financial statements reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. All prior periods presented will be reclassified to conform to this new presentation. The change in reportable segments has no impact on the Company’s historical consolidated financial positions, results of operations or cash flows as previously reported.

Non-GAAP Financial Measures

•
In presenting the Company’s results, management has included and discussed certain non-GAAP financial measures. The Company believes that these non-GAAP measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

•
The Company considers underwriting income (loss) to be a measure of profitability that takes into account net premiums earned and other insurance related income as revenue and losses and loss expenses, acquisition costs and underwriting related general and administrative and share compensation expenses as expenses. Underwriting income (loss) is the difference between these revenue and expense items. A reconciliation of underwriting income (loss) to net income (loss) available (attributable) to Validus common shareholders, the most comparable U.S. GAAP financial measure, is presented on pages 21 and 22.

Validus Holdings, Ltd.
Underwriting Income Statement - Reinsurance Segment

	Three Months Ended
(U.S. Dollars in thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Underwriting revenues
Gross premiums written	$169,572	$330,534	$643,141	$41,813	$102,213	$314,069	$726,817
Reinsurance premiums ceded	(43,849)	(10,278)	(114,446)	(7,773)	(15,345)	(2,424)	(95,789)
Net premiums written	125,723	320,256	528,695	34,040	86,868	311,645	631,028
Change in unearned premiums	156,754	(61,948)	(297,040)	200,129	155,980	(50,132)	(373,409)
Net premiums earned	282,477	258,308	231,655	234,169	242,848	261,513	257,619
Other insurance related income	49	1	2	9	13	12	(9)
Total underwriting revenues	282,526	258,309	231,657	234,178	242,861	261,525	257,610
Underwriting deductions
Losses and loss expenses	361,693	114,341	80,881	93,503	97,704	142,562	81,736
Policy acquisition costs	47,822	49,966	43,535	55,352	45,796	44,231	44,418
General and administrative expenses	14,400	22,204	19,969	21,248	20,856	21,695	21,201
Share compensation expenses	3,083	2,725	2,623	2,811	2,843	2,921	3,093
Total underwriting deductions	426,998	189,236	147,008	172,914	167,199	211,409	150,448
Underwriting (loss) income	$(144,472)	$69,073	$84,649	$61,264	$75,662	$50,116	$107,162

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$123,891	$124,268	$106,932	$109,775	$124,307	$113,497	$111,670
Current period—notable loss events	283,027	—	—	18,599	—	26,565	—
Current period—non-notable loss events	—	5,781	5,073	1	9,512	37,205	—
Change in prior accident years	(45,225)	(15,708)	(31,124)	(34,872)	(36,115)	(34,705)	(29,934)
Total losses and loss expenses	$361,693	$114,341	$80,881	$93,503	$97,704	$142,562	$81,736

Selected ratios:
Ratio of net to gross premiums written	74.1%	96.9%	82.2%	81.4%	85.0%	99.2%	86.8%
Losses and loss expense ratio:
Current period excluding items below	43.8%	48.2%	46.1%	46.9%	51.2%	43.4%	43.3%
Current period—notable loss events	100.2%	—%	—%	7.9%	—%	10.2%	—%
Current period—non-notable loss events	—%	2.2%	2.2%	—%	3.9%	14.2%	—%
Change in prior accident years	(16.0)%	(6.1)%	(13.4)%	(14.9)%	(14.9)%	(13.3)%	(11.6)%
Losses and loss expense ratio	128.0%	44.3%	34.9%	39.9%	40.2%	54.5%	31.7%
Policy acquisition cost ratio	16.9%	19.3%	18.8%	23.6%	18.9%	16.9%	17.2%
General and administrative expense ratio	6.2%	9.7%	9.8%	10.3%	9.8%	9.4%	9.4%
Expense ratio	23.1%	29.0%	28.6%	33.9%	28.7%	26.3%	26.6%
Combined ratio	151.1%	73.3%	63.5%	73.8%	68.9%	80.8%	58.3%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended September 30, 2017 & 2016 – Reinsurance Segment

	Three Months Ended September 30,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$127,481	$23,632	$18,459	$169,572	$57,716	$27,522	$16,975	$102,213
Reinsurance premiums ceded	(23,783)	(5,000)	(15,066)	(43,849)	(5,805)	(9,540)	—	(15,345)
Net premiums written	103,698	18,632	3,393	125,723	51,911	17,982	16,975	86,868
Change in unearned premiums	38,274	89,914	28,566	156,754	47,579	110,031	(1,630)	155,980
Net premiums earned	141,972	108,546	31,959	282,477	99,490	128,013	15,345	242,848
Other insurance related income				49				13
Total underwriting revenues				282,526				242,861
Underwriting deductions
Losses and loss expenses	255,014	88,362	18,317	361,693	10,708	79,478	7,518	97,704
Policy acquisition costs	19,466	19,049	9,307	47,822	19,484	19,965	6,347	45,796
Total underwriting deductions before G&A	274,480	107,411	27,624	409,515	30,192	99,443	13,865	143,500
Underwriting (loss) income before G&A	$(132,508)	$1,135	$4,335	$(126,989)	$69,298	$28,570	$1,480	$99,361
General and administrative expenses				14,400				20,856
Share compensation expenses				3,083				2,843
Total underwriting deductions				426,998				167,199
Underwriting (loss) income				$(144,472)				$75,662

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$38,465	$68,509	$16,917	$123,891	$30,689	$84,405	$9,213	$124,307
Current period—notable loss events	243,898	39,129	—	283,027	—	—	—	—
Current period—non-notable loss events	—	—	—	—	(100)	9,612	—	9,512
Change in prior accident years	(27,349)	(19,276)	1,400	(45,225)	(19,881)	(14,539)	(1,695)	(36,115)
Total losses and loss expenses	$255,014	$88,362	$18,317	$361,693	$10,708	$79,478	$7,518	$97,704

Selected ratios:
Ratio of net to gross premiums written	81.3%	78.8%	18.4%	74.1%	89.9%	65.3%	100.0%	85.0%
Losses and loss expense ratio:
Current period excluding items below	27.1%	63.2%	52.9%	43.8%	30.9%	66.0%	60.0%	51.2%
Current period—notable loss events	171.8%	36.0%	—%	100.2%	—%	—%	—%	—%
Current period—non-notable loss events	—%	—%	—%	—%	(0.1)%	7.5%	—%	3.9%
Change in prior accident years	(19.3)%	(17.8)%	4.4%	(16.0)%	(20.0)%	(11.4)%	(11.0)%	(14.9)%
Losses and loss expense ratio	179.6%	81.4%	57.3%	128.0%	10.8%	62.1%	49.0%	40.2%
Policy acquisition cost ratio	13.7%	17.5%	29.1%	16.9%	19.6%	15.6%	41.4%	18.9%
General and administrative expense ratio				6.2%				9.8%
Expense ratio				23.1%				28.7%
Combined ratio				151.1%				68.9%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Nine Months Ended September 30, 2017 & 2016 – Reinsurance Segment

	Nine Months Ended September 30,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$530,851	$492,114	$120,282	$1,143,247	$488,784	$564,267	$90,048	$1,143,099
Reinsurance premiums ceded	(114,769)	(37,012)	(16,792)	(168,573)	(89,048)	(24,176)	(334)	(113,558)
Net premiums written	416,082	455,102	103,490	974,674	399,736	540,091	89,714	1,029,541
Change in unearned premiums	(67,697)	(118,507)	(16,030)	(202,234)	(82,183)	(130,365)	(55,013)	(267,561)
Net premiums earned	348,385	336,595	87,460	772,440	317,553	409,726	34,701	761,980
Other insurance related income				52				16
Total underwriting revenues				772,492				761,996
Underwriting deductions
Losses and loss expenses	303,468	202,447	51,000	556,915	63,953	235,118	22,931	322,002
Policy acquisition costs	55,801	59,206	26,316	141,323	57,806	63,845	12,794	134,445
Total underwriting deductions before G&A	359,269	261,653	77,316	698,238	121,759	298,963	35,725	456,447
Underwriting (loss) income before G&A	$(10,884)	$74,942	$10,144	$74,254	$195,794	$110,763	$(1,024)	$305,549
General and administrative expenses				56,573				63,752
Share compensation expenses				8,431				8,857
Total underwriting deductions				763,242				529,056
Underwriting income				$9,250				$232,940

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$88,049	$216,461	$50,581	$355,091	$70,865	$253,361	$25,248	$349,474
Current period—notable loss events	243,898	39,129	—	283,027	26,565	—	—	26,565
Current period—non-notable loss events	3,629	7,225	—	10,854	22,410	24,307	—	46,717
Change in prior accident years	(32,108)	(60,368)	419	(92,057)	(55,887)	(42,550)	(2,317)	(100,754)
Total losses and loss expenses	$303,468	$202,447	$51,000	$556,915	$63,953	$235,118	$22,931	$322,002

Selected ratios:
Ratio of net to gross premiums written	78.4%	92.5%	86.0%	85.3%	81.8%	95.7%	99.6%	90.1%
Losses and loss expense ratio:
Current period excluding items below	25.3%	64.3%	57.8%	46.0%	22.2%	61.9%	72.8%	45.9%
Current period—notable loss events	70.0%	11.6%	—%	36.6%	8.4%	—%	—%	3.5%
Current period—non-notable loss events	1.0%	2.1%	—%	1.4%	7.1%	5.9%	—%	6.1%
Change in prior accident years	(9.2)%	(17.9)%	0.5%	(11.9)%	(17.6)%	(10.4)%	(6.7)%	(13.2)%
Losses and loss expense ratio	87.1%	60.1%	58.3%	72.1%	20.1%	57.4%	66.1%	42.3%
Policy acquisition cost ratio	16.0%	17.6%	30.1%	18.3%	18.2%	15.6%	36.9%	17.6%
General and administrative expense ratio				8.4%				9.5%
Expense ratio				26.7%				27.1%
Combined ratio				98.8%				69.4%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended June 30, 2017 & 2016 – Reinsurance Segment

	Three Months Ended June 30,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$186,703	$91,604	$52,227	$330,534	$225,970	$61,318	$26,781	$314,069
Reinsurance premiums ceded	(2,569)	(7,421)	(288)	(10,278)	(8,126)	1,358	4,344	(2,424)
Net premiums written	184,134	84,183	51,939	320,256	217,844	62,676	31,125	311,645
Change in unearned premiums	(80,103)	39,515	(21,360)	(61,948)	(107,947)	77,424	(19,609)	(50,132)
Net premiums earned	104,031	123,698	30,579	258,308	109,897	140,100	11,516	261,513
Other insurance related income				1				12
Total underwriting revenues				258,309				261,525
Underwriting deductions
Losses and loss expenses	31,017	64,635	18,689	114,341	57,168	73,766	11,628	142,562
Policy acquisition costs	18,451	22,054	9,461	49,966	18,547	22,184	3,500	44,231
Total underwriting deductions before G&A	49,468	86,689	28,150	164,307	75,715	95,950	15,128	186,793
Underwriting income (loss) before G&A	$54,563	$37,009	$2,429	$94,002	$34,182	$44,150	$(3,612)	$74,732
General and administrative expenses				22,204				21,695
Share compensation expenses				2,725				2,921
Total underwriting deductions				189,236				211,409
Underwriting income				$69,073				$50,116

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$28,440	$76,472	$19,356	$124,268	$20,610	$81,575	$11,312	$113,497
Current period—notable loss events	—	—	—	—	26,565	—	—	26,565
Current period—non-notable loss events	3,274	2,507	—	5,781	22,510	14,695	—	37,205
Change in prior accident years	(697)	(14,344)	(667)	(15,708)	(12,517)	(22,504)	316	(34,705)
Total losses and loss expenses	$31,017	$64,635	$18,689	$114,341	$57,168	$73,766	$11,628	$142,562

Selected ratios:
Ratio of net to gross premiums written	98.6%	91.9%	99.4%	96.9%	96.4%	102.2%	116.2%	99.2%
Losses and loss expense ratio:
Current period excluding items below	27.4%	61.9%	63.3%	48.2%	18.7%	58.3%	98.3%	43.4%
Current period—notable loss events	—%	—%	—%	—%	24.2%	—%	—%	10.2%
Current period—non-notable loss events	3.1%	2.0%	—%	2.2%	20.5%	10.5%	—%	14.2%
Change in prior accident years	(0.7)%	(11.6)%	(2.2)%	(6.1)%	(11.4)%	(16.1)%	2.7%	(13.3)%
Losses and loss expense ratio	29.8%	52.3%	61.1%	44.3%	52.0%	52.7%	101.0%	54.5%
Policy acquisition cost ratio	17.7%	17.8%	30.9%	19.3%	16.9%	15.8%	30.4%	16.9%
General and administrative expense ratio				9.7%				9.4%
Expense ratio				29.0%				26.3%
Combined ratio				73.3%				80.8%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Six Months Ended June 30, 2017 & 2016 – Reinsurance Segment

	Six Months Ended June 30,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$403,370	$468,482	$101,823	$973,675	$431,068	$536,745	$73,073	$1,040,886
Reinsurance premiums ceded	(90,986)	(32,012)	(1,726)	(124,724)	(83,243)	(14,636)	(334)	(98,213)
Net premiums written	312,384	436,470	100,097	848,951	347,825	522,109	72,739	942,673
Change in unearned premiums	(105,971)	(208,421)	(44,596)	(358,988)	(129,762)	(240,396)	(53,383)	(423,541)
Net premiums earned	206,413	228,049	55,501	489,963	218,063	281,713	19,356	519,132
Other insurance related income				3				3
Total underwriting revenues				489,966				519,135
Underwriting deductions
Losses and loss expenses	48,454	114,085	32,683	195,222	53,245	155,640	15,413	224,298
Policy acquisition costs	36,335	40,157	17,009	93,501	38,322	43,880	6,447	88,649
Total underwriting deductions before G&A	84,789	154,242	49,692	288,723	91,567	199,520	21,860	312,947
Underwriting income (loss) before G&A	$121,624	$73,807	$5,809	$201,243	$126,496	$82,193	$(2,504)	$206,188
General and administrative expenses				42,173				42,896
Share compensation expenses				5,348				6,014
Total underwriting deductions				336,244				361,857
Underwriting income				$153,722				$157,278

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$49,584	$147,952	$33,664	$231,200	$40,176	$168,956	$16,035	$225,167
Current period—notable loss events	—	—	—	—	26,565	—	—	26,565
Current period—non-notable loss events	3,629	7,225	—	10,854	22,510	14,695	—	37,205
Change in prior accident years	(4,759)	(41,092)	(981)	(46,832)	(36,006)	(28,011)	(622)	(64,639)
Total losses and loss expenses	$48,454	$114,085	$32,683	$195,222	$53,245	$155,640	$15,413	$224,298

Selected ratios:
Ratio of net to gross premiums written	77.4%	93.2%	98.3%	87.2%	80.7%	97.3%	99.5%	90.6%
Losses and loss expense ratio:
Current period excluding items below	24.0%	64.8%	60.7%	47.2%	18.4%	59.9%	82.8%	43.4%
Current period—notable loss events	—%	—%	—%	—%	12.2%	—%	—%	5.1%
Current period—non-notable loss events	1.8%	3.2%	—%	2.2%	10.3%	5.2%	—%	7.2%
Change in prior accident years	(2.3)%	(18.0)%	(1.8)%	(9.6)%	(16.5)%	(9.9)%	(3.2)%	(12.5)%
Losses and loss expense ratio	23.5%	50.0%	58.9%	39.8%	24.4%	55.2%	79.6%	43.2%
Policy acquisition cost ratio	17.6%	17.6%	30.6%	19.1%	17.6%	15.6%	33.3%	17.1%
General and administrative expense ratio				9.7%				9.4%
Expense ratio				28.8%				26.5%
Combined ratio				68.6%				69.7%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended March 31, 2017 & 2016 – Reinsurance Segment

	Three Months Ended March 31,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$216,667	$376,878	$49,596	$643,141	$205,098	$475,427	$46,292	$726,817
Reinsurance premiums ceded	(88,417)	(24,591)	(1,438)	(114,446)	(75,117)	(15,994)	(4,678)	(95,789)
Net premiums written	128,250	352,287	48,158	528,695	129,981	459,433	41,614	631,028
Change in unearned premiums	(25,868)	(247,936)	(23,236)	(297,040)	(21,815)	(317,820)	(33,774)	(373,409)
Net premiums earned	102,382	104,351	24,922	231,655	108,166	141,613	7,840	257,619
Other insurance related income (loss)				2				(9)
Total underwriting revenues				231,657				257,610
Underwriting deductions
Losses and loss expenses	17,437	49,450	13,994	80,881	(3,923)	81,874	3,785	81,736
Policy acquisition costs	17,884	18,103	7,548	43,535	19,775	21,696	2,947	44,418
Total underwriting deductions before G&A	35,321	67,553	21,542	124,416	15,852	103,570	6,732	126,154
Underwriting income before G&A	$67,061	$36,798	$3,380	$107,241	$92,314	$38,043	$1,108	$131,456
General and administrative expenses				19,969				21,201
Share compensation expenses				2,623				3,093
Total underwriting deductions				147,008				150,448
Underwriting income				$84,649				$107,162

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$21,144	$71,480	$14,308	$106,932	$19,566	$87,381	$4,723	$111,670
Current period—notable loss events	—	—	—	—	—	—	—	—
Current period—non-notable loss events	355	4,718	—	5,073	—	—	—	—
Change in prior accident years	(4,062)	(26,748)	(314)	(31,124)	(23,489)	(5,507)	(938)	(29,934)
Total losses and loss expenses	$17,437	$49,450	$13,994	$80,881	$(3,923)	$81,874	$3,785	$81,736

Selected ratios:
Ratio of net to gross premiums written	59.2%	93.5%	97.1%	82.2%	63.4%	96.6%	89.9%	86.8%
Losses and loss expense ratio:
Current period excluding items below	20.7%	68.5%	57.5%	46.1%	18.1%	61.7%	60.3%	43.3%
Current period—notable loss events	—%	—%	—%	—%	—%	—%	—%	—%
Current period—non-notable loss events	0.3%	4.5%	—%	2.2%	—%	—%	—%	—%
Change in prior accident years	(4.0)%	(25.6)%	(1.3)%	(13.4)%	(21.7)%	(3.9)%	(12.0)%	(11.6)%
Losses and loss expense ratio	17.0%	47.4%	56.2%	34.9%	(3.6)%	57.8%	48.3%	31.7%
Policy acquisition cost ratio	17.5%	17.3%	30.3%	18.8%	18.3%	15.3%	37.6%	17.2%
General and administrative expense ratio				9.8%				9.4%
Expense ratio				28.6%				26.6%
Combined ratio				63.5%				58.3%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended December 31, 2016 - Reinsurance Segment

	Three Months Ended December 31, 2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$8,479	$(8,763)	$42,097	$41,813
Reinsurance premiums ceded	706	(8,447)	(32)	(7,773)
Net premiums written	9,185	(17,210)	42,065	34,040
Change in unearned premiums	92,397	130,100	(22,368)	200,129
Net premiums earned	101,582	112,890	19,697	234,169
Other insurance related income				9
Total underwriting revenues				234,178
Underwriting deductions
Losses and loss expenses	38,381	46,098	9,024	93,503
Policy acquisition costs	17,611	30,840	6,901	55,352
Total underwriting deductions before G&A	55,992	76,938	15,925	148,855
Underwriting income before G&A	$45,590	$35,952	$3,772	$85,323
General and administrative expenses				21,248
Share compensation expenses				2,811
Total underwriting deductions				172,914
Underwriting income				$61,264

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$26,918	$72,065	$10,792	$109,775
Current period—notable loss events	16,679	1,920	—	18,599
Current period—non-notable loss events	(1)	2	—	1
Change in prior accident years	(5,215)	(27,889)	(1,768)	(34,872)
Total losses and loss expenses	$38,381	$46,098	$9,024	$93,503

Selected ratios:
Ratio of net to gross premiums written	108.3%	196.4%	99.9%	81.4%
Losses and loss expense ratio:
Current period excluding items below	26.5%	63.8%	54.8%	46.9%
Current period—notable loss events	16.4%	1.7%	—%	7.9%
Current period—non-notable loss events	—%	—%	—%	—%
Change in prior accident years	(5.1)%	(24.7)%	(9.0)%	(14.9)%
Losses and loss expense ratio	37.8%	40.8%	45.8%	39.9%
Policy acquisition cost ratio	17.3%	27.3%	35.0%	23.6%
General and administrative expense ratio				10.3%
Expense ratio				33.9%
Combined ratio				73.8%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Years Ended December 31, 2016 & 2015 – Reinsurance Segment

	Years Ended December 31,
	2016				2015
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$497,263	$555,504	$132,145	$1,184,912	$571,612	$599,333	$23,644	$1,194,589
Reinsurance premiums ceded	(88,342)	(32,623)	(366)	(121,331)	(124,653)	(33,780)	—	(158,433)
Net premiums written	408,921	522,881	131,779	1,063,581	446,959	565,553	23,644	1,036,156
Change in unearned premiums	10,214	(265)	(77,381)	(67,432)	5,222	18,104	(11,499)	11,827
Net premiums earned	419,135	522,616	54,398	996,149	452,181	583,657	12,145	1,047,983
Other insurance related income				25				2,214
Total underwriting revenues				996,174				1,050,197
Underwriting deductions
Losses and loss expenses	102,334	281,216	31,955	415,505	90,148	382,203	(4,563)	467,788
Policy acquisition costs	75,417	94,685	19,695	189,797	75,590	93,203	4,781	173,574
Total underwriting deductions before G&A	177,751	375,901	51,650	605,302	165,738	475,406	218	641,362
Underwriting income before G&A	$241,384	$146,715	$2,748	$390,872	$286,443	$108,251	$11,927	$408,835
General and administrative expenses				85,000				94,531
Share compensation expenses				11,668				11,137
Total underwriting deductions				701,970				747,030
Underwriting income				$294,204				$303,167

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$97,783	$325,426	$36,040	$459,249	$117,289	$402,406	$(3,511)	$516,184
Current period—notable loss events	43,244	1,920	—	45,164	25,875	44,624	—	70,499
Current period—non-notable loss events	22,409	24,309	—	46,718	18,134	366	—	18,500
Change in prior accident years	(61,102)	(70,439)	(4,085)	(135,626)	(71,150)	(65,193)	(1,052)	(137,395)
Total losses and loss expenses	$102,334	$281,216	$31,955	$415,505	$90,148	$382,203	$(4,563)	$467,788

Selected ratios:
Ratio of net to gross premiums written	82.2%	94.1%	99.7%	89.8%	78.2%	94.4%	100.0%	86.7%
Losses and loss expense ratio:
Current period excluding items below	23.4%	62.2%	66.2%	46.1%	25.9%	69.0%	(28.9)%	49.2%
Current period—notable loss events	10.3%	0.4%	—%	4.5%	5.7%	7.6%	—%	6.7%
Current period—non-notable loss events	5.3%	4.7%	—%	4.7%	4.0%	0.1%	—%	1.8%
Change in prior accident years	(14.6)%	(13.5)%	(7.5)%	(13.6)%	(15.7)%	(11.2)%	(8.7)%	(13.1)%
Losses and loss expense ratio	24.4%	53.8%	58.7%	41.7%	19.9%	65.5%	(37.6)%	44.6%
Policy acquisition cost ratio	18.0%	18.1%	36.2%	19.1%	16.7%	16.0%	39.4%	16.6%
General and administrative expense ratio				9.7%				10.1%
Expense ratio				28.8%				26.7%
Combined ratio				70.5%				71.3%

Validus Holdings, Ltd.
Underwriting Income Statement - Insurance Segment

	Three Months Ended
(U.S. Dollars in thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Underwriting revenues
Gross premiums written	$333,272	$360,057	$382,790	$297,905	$265,792	$351,022	$279,418
Reinsurance premiums ceded	(76,362)	(49,315)	(79,000)	(32,862)	(28,031)	(29,182)	(72,594)
Net premiums written	256,910	310,742	303,790	265,043	237,761	321,840	206,824
Change in unearned premiums	82,185	(5,875)	(24,696)	(24,900)	17,723	(69,026)	47,679
Net premiums earned	339,095	304,867	279,094	240,143	255,484	252,814	254,503
Other insurance related income	1,354	728	996	284	315	468	300
Total underwriting revenues	340,449	305,595	280,090	240,427	255,799	253,282	254,803
Underwriting deductions
Losses and loss expenses	321,940	180,741	186,610	164,417	156,329	143,116	140,879
Policy acquisition costs	59,454	60,137	61,192	58,394	60,563	57,205	56,618
General and administrative expenses	43,369	53,596	45,276	33,069	39,176	46,696	46,588
Share compensation expenses	2,187	3,702	3,373	3,693	3,717	3,666	3,911
Total underwriting deductions	426,950	298,176	296,451	259,573	259,785	250,683	247,996
Underwriting (loss) income	$(86,501)	$7,419	$(16,361)	$(19,146)	$(3,986)	$2,599	$6,807

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$266,417	$202,684	$198,610	$157,284	$160,688	$162,765	$163,775
Current period—notable loss events	82,111	—	—	17,730	—	3,022	—
Current period—non-notable loss events	—	1,787	14,689	189	12,130	4,987	—
Change in prior accident years	(26,588)	(23,730)	(26,689)	(10,786)	(16,489)	(27,658)	(22,896)
Total losses and loss expenses	$321,940	$180,741	$186,610	$164,417	$156,329	$143,116	$140,879

Selected ratios:
Ratio of net to gross premiums written	77.1%	86.3%	79.4%	89.0%	89.5%	91.7%	74.0%
Losses and loss expense ratio:
Current period excluding items below	78.5%	66.5%	71.2%	65.5%	63.0%	64.3%	64.4%
Current period—notable loss events	24.2%	—%	—%	7.4%	—%	1.2%	—%
Current period—non-notable loss events	—%	0.6%	5.3%	0.1%	4.7%	2.0%	—%
Change in prior accident years	(7.8)%	(7.8)%	(9.6)%	(4.5)%	(6.5)%	(10.9)%	(9.0)%
Losses and loss expense ratio	94.9%	59.3%	66.9%	68.5%	61.2%	56.6%	55.4%
Policy acquisition cost ratio	17.5%	19.7%	21.9%	24.3%	23.7%	22.6%	22.2%
General and administrative expense ratio	13.4%	18.8%	17.4%	15.3%	16.8%	19.9%	19.8%
Expense ratio	30.9%	38.5%	39.3%	39.6%	40.5%	42.5%	42.0%
Combined ratio	125.8%	97.8%	106.2%	108.1%	101.7%	99.1%	97.4%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended September 30, 2017 & 2016 – Insurance Segment

	Three Months Ended September 30,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$94,862	$118,315	$120,095	$333,272	$82,820	$83,298	$99,674	$265,792
Reinsurance premiums ceded	(44,590)	(26,352)	(5,420)	(76,362)	(13,454)	(8,254)	(6,323)	(28,031)
Net premiums written	50,272	91,963	114,675	256,910	69,366	75,044	93,351	237,761
Change in unearned premiums	4,839	85,210	(7,864)	82,185	(1,195)	16,559	2,359	17,723
Net premiums earned	55,111	177,173	106,811	339,095	68,171	91,603	95,710	255,484
Other insurance related income				1,354				315
Total underwriting revenues				340,449				255,799
Underwriting deductions
Losses and loss expenses	122,212	144,563	55,165	321,940	49,250	47,618	59,461	156,329
Policy acquisition costs	15,475	22,425	21,554	59,454	13,440	27,223	19,900	60,563
Total underwriting deductions before G&A	137,687	166,988	76,719	381,394	62,690	74,841	79,361	216,892
Underwriting (loss) income before G&A	$(82,576)	$10,185	$30,092	$(40,945)	$5,481	$16,762	$16,349	$38,907
General and administrative expenses				43,369				39,176
Share compensation expenses				2,187				3,717
Total underwriting deductions				426,950				259,785
Underwriting (loss)				$(86,501)				$(3,986)

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$73,520	$125,754	$67,143	$266,417	$50,588	$39,765	$70,335	$160,688
Current period—notable loss events	56,003	24,054	2,054	82,111	—	—	—	—
Current period—non-notable loss events	—	—	—	—	1,499	10,630	1	12,130
Change in prior accident years	(7,311)	(5,245)	(14,032)	(26,588)	(2,837)	(2,777)	(10,875)	(16,489)
Total losses and loss expenses	$122,212	$144,563	$55,165	$321,940	$49,250	$47,618	$59,461	$156,329

Selected ratios:
Ratio of net to gross premiums written	53.0%	77.7%	95.5%	77.1%	83.8%	90.1%	93.7%	89.5%
Losses and loss expense ratio:
Current period excluding items below	133.5%	71.0%	62.8%	78.5%	74.2%	43.4%	73.5%	63.0%
Current period—notable loss events	101.6%	13.6%	1.9%	24.2%	—%	—%	—%	—%
Current period—non-notable loss events	—%	—%	—%	—%	2.2%	11.6%	—%	4.7%
Change in prior accident years	(13.3)%	(3.0)%	(13.1)%	(7.8)%	(4.2)%	(3.0)%	(11.4)%	(6.5)%
Losses and loss expense ratio	221.8%	81.6%	51.6%	94.9%	72.2%	52.0%	62.1%	61.2%
Policy acquisition cost ratio	28.1%	12.7%	20.2%	17.5%	19.7%	29.7%	20.8%	23.7%
General and administrative expense ratio				13.4%				16.8%
Expense ratio				30.9%				40.5%
Combined ratio				125.8%				101.7%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Nine Months Ended September 30, 2017 & 2016 – Insurance Segment

	Nine Months Ended September 30,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$292,287	$425,719	$358,113	$1,076,119	$274,996	$311,034	$310,202	$896,232
Reinsurance premiums ceded	(99,600)	(75,565)	(29,512)	(204,677)	(60,611)	(39,343)	(29,853)	(129,807)
Net premiums written	192,687	350,154	328,601	871,442	214,385	271,691	280,349	766,425
Change in unearned premiums	2,920	73,293	(24,599)	51,614	(14,670)	19,776	(8,730)	(3,624)
Net premiums earned	195,607	423,447	304,002	923,056	199,715	291,467	271,619	762,801
Other insurance related income				3,078				1,083
Total underwriting revenues				926,134				763,884
Underwriting deductions
Losses and loss expenses	234,508	270,907	183,876	689,291	120,161	157,574	162,589	440,324
Policy acquisition costs	45,026	72,987	62,770	180,783	36,183	81,788	56,415	174,386
Total underwriting deductions before G&A	279,534	343,894	246,646	870,074	156,344	239,362	219,004	614,710
Underwriting (loss) income before G&A	$(83,927)	$79,553	$57,356	$56,060	$43,371	$52,105	$52,615	$149,174
General and administrative expenses				142,241				132,460
Share compensation expenses				9,262				11,294
Total underwriting deductions				1,021,577				758,464
Underwriting (loss) income				$(95,443)				$5,420

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$183,353	$273,210	$211,148	$667,711	$140,866	$139,753	$206,609	$487,228
Current period—notable loss events	56,003	24,054	2,054	82,111	3,022	—	—	3,022
Current period—non-notable loss events	16,476	—	—	16,476	5,967	11,149	1	17,117
Change in prior accident years	(21,324)	(26,357)	(29,326)	(77,007)	(29,694)	6,672	(44,021)	(67,043)
Total losses and loss expenses	$234,508	$270,907	$183,876	$689,291	$120,161	$157,574	$162,589	$440,324

Selected ratios:
Ratio of net to gross premiums written	65.9%	82.3%	91.8%	81.0%	78.0%	87.4%	90.4%	85.5%
Losses and loss expense ratio:
Current period excluding items below	93.8%	64.5%	69.4%	72.3%	70.6%	48.0%	76.1%	63.9%
Current period—notable loss events	28.6%	5.7%	0.7%	8.9%	1.5%	—%	—%	0.4%
Current period—non-notable loss events	8.4%	—%	—%	1.8%	3.0%	3.8%	—%	2.2%
Change in prior accident years	(10.9)%	(6.2)%	(9.6)%	(8.3)%	(14.9)%	2.3%	(16.2)%	(8.8)%
Losses and loss expense ratio	119.9%	64.0%	60.5%	74.7%	60.2%	54.1%	59.9%	57.7%
Policy acquisition cost ratio	23.0%	17.2%	20.6%	19.6%	18.1%	28.1%	20.8%	22.9%
General and administrative expense ratio				16.4%				18.8%
Expense ratio				36.0%				41.7%
Combined ratio				110.7%				99.4%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended June 30, 2017 & 2016 – Insurance Segment

	Three Months Ended June 30,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$115,878	$128,183	$115,996	$360,057	$124,398	$115,560	$111,064	$351,022
Reinsurance premiums ceded	(21,747)	(22,659)	(4,909)	(49,315)	(19,122)	(4,729)	(5,331)	(29,182)
Net premiums written	94,131	105,524	111,087	310,742	105,276	110,831	105,733	321,840
Change in unearned premiums	(21,909)	28,153	(12,119)	(5,875)	(40,909)	(13,330)	(14,787)	(69,026)
Net premiums earned	72,222	133,677	98,968	304,867	64,367	97,501	90,946	252,814
Other insurance related income				728				468
Total underwriting revenues				305,595				253,282
Underwriting deductions
Losses and loss expenses	52,809	70,636	57,296	180,741	45,720	47,385	50,011	143,116
Policy acquisition costs	15,728	23,944	20,465	60,137	12,010	26,757	18,438	57,205
Total underwriting deductions before G&A	68,537	94,580	77,761	240,878	57,730	74,142	68,449	200,321
Underwriting income before G&A	$3,685	$39,097	$21,207	$64,717	$6,637	$23,359	$22,497	$52,961
General and administrative expenses				53,596				46,696
Share compensation expenses				3,702				3,666
Total underwriting deductions				298,176				250,683
Underwriting income				$7,419				$2,599

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$56,369	$79,985	$66,330	$202,684	$46,857	$51,964	$63,944	$162,765
Current period—notable loss events	—	—	—	—	3,022	—	—	3,022
Current period—non-notable loss events	1,787	—	—	1,787	4,468	519	—	4,987
Change in prior accident years	(5,347)	(9,349)	(9,034)	(23,730)	(8,627)	(5,098)	(13,933)	(27,658)
Total losses and loss expenses	$52,809	$70,636	$57,296	$180,741	$45,720	$47,385	$50,011	$143,116

Selected ratios:
Ratio of net to gross premiums written	81.2%	82.3%	95.8%	86.3%	84.6%	95.9%	95.2%	91.7%
Losses and loss expense ratio:
Current period excluding items below	78.0%	59.8%	67.0%	66.5%	72.8%	53.3%	70.3%	64.3%
Current period—notable loss events	—%	—%	—%	—%	4.7%	—%	—%	1.2%
Current period—non-notable loss events	2.5%	—%	—%	0.6%	6.9%	0.5%	—%	2.0%
Change in prior accident years	(7.4)%	(7.0)%	(9.1)%	(7.8)%	(13.4)%	(5.2)%	(15.3)%	(10.9)%
Losses and loss expense ratio	73.1%	52.8%	57.9%	59.3%	71.0%	48.6%	55.0%	56.6%
Policy acquisition cost ratio	21.8%	17.9%	20.7%	19.7%	18.7%	27.4%	20.3%	22.6%
General and administrative expense ratio				18.8%				19.9%
Expense ratio				38.5%				42.5%
Combined ratio				97.8%				99.1%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Six Months Ended June 30, 2017 & 2016 – Insurance Segment

	Six Months Ended June 30,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$197,425	$307,404	$238,018	$742,847	$192,176	$227,736	$210,528	$630,440
Reinsurance premiums ceded	(55,010)	(49,213)	(24,092)	(128,315)	(47,157)	(31,089)	(23,530)	(101,776)
Net premiums written	142,415	258,191	213,926	614,532	145,019	196,647	186,998	528,664
Change in unearned premiums	(1,919)	(11,917)	(16,735)	(30,571)	(13,475)	3,217	(11,089)	(21,347)
Net premiums earned	140,496	246,274	197,191	583,961	131,544	199,864	175,909	507,317
Other insurance related income				1,724				768
Total underwriting revenues				585,685				508,085
Underwriting deductions
Losses and loss expenses	112,296	126,344	128,711	367,351	70,911	109,956	103,128	283,995
Policy acquisition costs	29,551	50,562	41,216	121,329	22,743	54,565	36,515	113,823
Total underwriting deductions before G&A	141,847	176,906	169,927	488,680	93,654	164,521	139,643	397,818
Underwriting (loss) income before G&A	$(1,351)	$69,368	$27,264	$97,005	$37,890	$35,343	$36,266	$110,267
General and administrative expenses				98,872				93,284
Share compensation expenses				7,075				7,577
Total underwriting deductions				594,627				498,679
Underwriting (loss) income				$(8,942)				$9,406

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$109,833	$147,456	$144,005	$401,294	$90,278	$99,988	$136,274	$326,540
Current period—notable loss events	—	—	—	—	3,022	—	—	3,022
Current period—non-notable loss events	16,476	—	—	16,476	4,468	519	—	4,987
Change in prior accident years	(14,013)	(21,112)	(15,294)	(50,419)	(26,857)	9,449	(33,146)	(50,554)
Total losses and loss expenses	$112,296	$126,344	$128,711	$367,351	$70,911	$109,956	$103,128	$283,995

Selected ratios:
Ratio of net to gross premiums written	72.1%	84.0%	89.9%	82.7%	75.5%	86.3%	88.8%	83.9%
Losses and loss expense ratio:
Current period excluding items below	78.2%	59.9%	73.1%	68.7%	68.6%	50.0%	77.4%	64.4%
Current period—notable loss events	—%	—%	—%	—%	2.3%	—%	—%	0.6%
Current period—non-notable loss events	11.7%	—%	—%	2.8%	3.4%	0.3%	—%	1.0%
Change in prior accident years	(10.0)%	(8.6)%	(7.8)%	(8.6)%	(20.4)%	4.7%	(18.8)%	(10.0)%
Losses and loss expense ratio	79.9%	51.3%	65.3%	62.9%	53.9%	55.0%	58.6%	56.0%
Policy acquisition cost ratio	21.0%	20.5%	20.9%	20.8%	17.3%	27.3%	20.8%	22.4%
General and administrative expense ratio				18.1%				19.9%
Expense ratio				38.9%				42.3%
Combined ratio				101.8%				98.3%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended March 31, 2017 & 2016 – Insurance Segment

	Three Months Ended March 31,
	2017				2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$81,547	$179,221	$122,022	$382,790	$67,778	$112,176	$99,464	$279,418
Reinsurance premiums ceded	(33,263)	(26,554)	(19,183)	(79,000)	(28,035)	(26,360)	(18,199)	(72,594)
Net premiums written	48,284	152,667	102,839	303,790	39,743	85,816	81,265	206,824
Change in unearned premiums	19,990	(40,070)	(4,616)	(24,696)	27,434	16,547	3,698	47,679
Net premiums earned	68,274	112,597	98,223	279,094	67,177	102,363	84,963	254,503
Other insurance related income				996				300
Total underwriting revenues				280,090				254,803
Underwriting deductions
Losses and loss expenses	59,487	55,708	71,415	186,610	25,191	62,571	53,117	140,879
Policy acquisition costs	13,823	26,618	20,751	61,192	10,733	27,808	18,077	56,618
Total underwriting deductions before G&A	73,310	82,326	92,166	247,802	35,924	90,379	71,194	197,497
Underwriting (loss) income before G&A	$(5,036)	$30,271	$6,057	$32,288	$31,253	$11,984	$13,769	$57,306
General and administrative expenses				45,276				46,588
Share compensation expenses				3,373				3,911
Total underwriting deductions				296,451				247,996
Underwriting (loss) income				$(16,361)				$6,807

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$53,464	$67,471	$77,675	$198,610	$43,421	$48,024	$72,330	$163,775
Current period—notable loss events	—	—	—	—	—	—	—	—
Current period—non-notable loss events	14,689	—	—	14,689	—	—	—	—
Change in prior accident years	(8,666)	(11,763)	(6,260)	(26,689)	(18,230)	14,547	(19,213)	(22,896)
Total losses and loss expenses	$59,487	$55,708	$71,415	$186,610	$25,191	$62,571	$53,117	$140,879

Selected ratios:
Ratio of net to gross premiums written	59.2%	85.2%	84.3%	79.4%	58.6%	76.5%	81.7%	74.0%
Losses and loss expense ratio:
Current period excluding items below	78.3%	59.9%	79.1%	71.2%	64.6%	46.9%	85.1%	64.4%
Current period—notable loss events	—%	—%	—%	—%	—%	—%	—%	—%
Current period—non-notable loss events	21.5%	—%	—%	5.3%	—%	—%	—%	—%
Change in prior accident years	(12.7)%	(10.4)%	(6.4)%	(9.6)%	(27.1)%	14.2%	(22.6)%	(9.0)%
Losses and loss expense ratio	87.1%	49.5%	72.7%	66.9%	37.5%	61.1%	62.5%	55.4%
Policy acquisition cost ratio	20.2%	23.6%	21.1%	21.9%	16.0%	27.2%	21.3%	22.2%
General and administrative expense ratio				17.4%				19.8%
Expense ratio				39.3%				42.0%
Combined ratio				106.2%				97.4%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended December 31, 2016 - Insurance Segment

	Three Months Ended December 31, 2016
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$96,225	$86,568	$115,112	$297,905
Reinsurance premiums ceded	(18,065)	(6,350)	(8,447)	(32,862)
Net premiums written	78,160	80,218	106,665	265,043
Change in unearned premiums	(7,184)	(2,585)	(15,131)	(24,900)
Net premiums earned	70,976	77,633	91,534	240,143
Other insurance related income				284
Total underwriting revenues				240,427
Underwriting deductions
Losses and loss expenses	63,502	42,274	58,641	164,417
Policy acquisition costs	13,836	23,401	21,157	58,394
Total underwriting deductions before G&A	77,338	65,675	79,798	222,811
Underwriting (loss) income before G&A	$(6,362)	$11,958	$11,736	$17,616
General and administrative expenses				33,069
Share compensation expenses				3,693
Total underwriting deductions				259,573
Underwriting (loss)				$(19,146)

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$57,262	$39,791	$60,231	$157,284
Current period—notable loss events	14,208	3,358	164	17,730
Current period—non-notable loss events	193	(4)	—	189
Change in prior accident years	(8,161)	(871)	(1,754)	(10,786)
Total losses and loss expenses	$63,502	$42,274	$58,641	$164,417

Selected ratios:
Ratio of net to gross premiums written	81.2%	92.7%	92.7%	89.0%
Losses and loss expense ratio:
Current period excluding items below	80.7%	51.3%	65.8%	65.5%
Current period—notable loss events	20.0%	4.3%	0.2%	7.4%
Current period—non-notable loss events	0.3%	—%	—%	0.1%
Change in prior accident years	(11.5)%	(1.1)%	(1.9)%	(4.5)%
Losses and loss expense ratio	89.5%	54.5%	64.1%	68.5%
Policy acquisition cost ratio	19.5%	30.1%	23.1%	24.3%
General and administrative expense ratio				15.3%
Expense ratio				39.6%
Combined ratio				108.1%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Years Ended December 31, 2016 & 2015 – Insurance Segment

	Years Ended December 31,
	2016				2015
(U.S. Dollars in thousands)	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$371,221	$397,602	$425,314	$1,194,137	$334,370	$440,735	$416,094	$1,191,199
Reinsurance premiums ceded	(78,676)	(45,693)	(38,300)	(162,669)	(83,323)	(48,783)	(38,012)	(170,118)
Net premiums written	292,545	351,909	387,014	1,031,468	251,047	391,952	378,082	1,021,081
Change in unearned premiums	(21,854)	17,191	(23,861)	(28,524)	(6,719)	30,453	(5,844)	17,890
Net premiums earned	270,691	369,100	363,153	1,002,944	244,328	422,405	372,238	1,038,971
Other insurance related income				1,367				1,894
Total underwriting revenues				1,004,311				1,040,865
Underwriting deductions
Losses and loss expenses	183,663	199,848	221,230	604,741	105,995	169,716	233,677	509,388
Policy acquisition costs	50,019	105,189	77,572	232,780	37,414	117,250	65,493	220,157
Total underwriting deductions before G&A	233,682	305,037	298,802	837,521	143,409	286,966	299,170	729,545
Underwriting income before G&A	$37,009	$64,063	$64,351	$166,790	$100,919	$135,439	$73,068	$311,320
General and administrative expenses				165,529				177,918
Share compensation expenses				14,987				13,669
Total underwriting deductions				1,018,037				921,132
Underwriting (loss) income				$(13,726)				$119,733

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$198,128	$179,544	$266,840	$644,512	$158,983	$195,174	$285,580	$639,737
Current period—notable loss events	17,230	3,358	164	20,752	1,162	25,303	—	26,465
Current period—non-notable loss events	6,160	11,145	1	17,306	3,481	250	—	3,731
Change in prior accident years	(37,855)	5,801	(45,775)	(77,829)	(57,631)	(51,011)	(51,903)	(160,545)
Total losses and loss expenses	$183,663	$199,848	$221,230	$604,741	$105,995	$169,716	$233,677	$509,388

Selected ratios:
Ratio of net to gross premiums written	78.8%	88.5%	91.0%	86.4%	75.1%	88.9%	90.9%	85.7%
Losses and loss expense ratio:
Current period excluding items below	73.1%	48.6%	73.5%	64.3%	65.1%	46.2%	76.7%	61.6%
Current period—notable loss events	6.4%	0.9%	—%	2.1%	0.5%	6.0%	—%	2.5%
Current period—non-notable loss events	2.3%	3.0%	—%	1.7%	1.4%	0.1%	—%	0.4%
Change in prior accident years	(14.0)%	1.6%	(12.6)%	(7.8)%	(23.6)%	(12.1)%	(13.9)%	(15.5)%
Losses and loss expense ratio	67.8%	54.1%	60.9%	60.3%	43.4%	40.2%	62.8%	49.0%
Policy acquisition cost ratio	18.5%	28.5%	21.4%	23.2%	15.3%	27.8%	17.6%	21.2%
General and administrative expense ratio				18.0%				18.4%
Expense ratio				41.2%				39.6%
Combined ratio				101.5%				88.6%

Validus Holdings, Ltd.
Asset Management - Segment Information

	Three Months Ended
(U.S. Dollars in thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Fee revenues
Third party	$5,095	$5,549	$4,644	$3,928	$7,025	$3,091	$4,727
Related party	457	644	631	737	1,373	328	891
Total fee revenues	5,552	6,193	5,275	4,665	8,398	3,419	5,618
Expenses
General and administrative expenses	2,929	3,549	3,844	2,676	3,324	2,751	1,482
Share compensation expenses	183	83	82	82	(107)	133	141
Finance expenses	32	44	31	33	31	75	808
Tax (benefit) expense	(65)	135	(1)	90	—	—	—
Foreign exchange losses (gains)	7	1	(1)	2	5	4	8
Total expenses	3,086	3,812	3,955	2,883	3,253	2,963	2,439
Income before investment (loss) income from AlphaCat Funds and Sidecars	2,466	2,381	1,320	1,782	5,145	456	3,179
Investment (loss) income from AlphaCat Funds and Sidecars (a)
AlphaCat Sidecars	201	(21)	(112)	14	(72)	541	124
AlphaCat ILS Funds - Lower Risk (b)	(7,553)	1,301	2,189	1,998	2,321	2,075	2,507
AlphaCat ILS Funds - Higher Risk (b)	(21,816)	2,600	2,367	1,864	2,479	692	2,436
BetaCat ILS Funds	(922)	263	368	644	1,303	1,113	563
PaCRe	—	—	—	—	—	—	(23)
Validus’ share of investment (loss) income from AlphaCat Funds and Sidecars	(30,090)	4,143	4,812	4,520	6,031	4,421	5,607
Validus’ share of AlphaCat (loss) income	$(27,624)	$6,524	$6,132	$6,302	$11,176	$4,877	$8,786

Gross premiums written
AlphaCat Sidecars	$—	$—	$66	$(163)	$(112)	$(14)	$(52)
AlphaCat ILS Funds - Lower Risk (b)	10,979	53,632	52,908	(19)	2,049	50,234	59,958
AlphaCat ILS Funds - Higher Risk (b)	16,275	43,672	93,536	(105)	1,797	42,010	96,320
AlphaCat Direct (c)	(41)	8,378	18,416	23	679	6,675	11,122
Total	$27,213	$105,682	$164,926	$(264)	$4,413	$98,905	$167,348
Notes:

(a)	The investment income (loss) from AlphaCat funds and sidecars is based on equity accounting.

(b)
Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of greater than 7%. Expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.

(c)	AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

Validus Holdings, Ltd.
Segment Reconciliation - Nine Months Ended September 30, 2017

	Nine Months Ended September 30, 2017
(U.S. Dollars in thousands)	Reinsurance Segment	Insurance Segment	Asset Management Segment	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,143,247	$1,076,119	$297,821	$—	$(9,572)	$2,507,615
Reinsurance premiums ceded	(168,573)	(204,677)	(9,510)	—	9,572	(373,188)
Net premiums written	974,674	871,442	288,311	—	—	2,134,427
Change in unearned premiums	(202,234)	51,614	(54,196)	—	—	(204,816)
Net premiums earned	772,440	923,056	234,115	—	—	1,929,611
Other insurance related income	52	3,078	17,118	—	(14,311)	5,937
Total underwriting revenues	772,492	926,134	251,233	—	(14,311)	1,935,548
Underwriting deductions
Losses and loss expenses	556,915	689,291	574,130	—	—	1,820,336
Policy acquisition costs	141,323	180,783	22,380	—	—	344,486
General and administrative expenses	56,573	142,241	27,096	43,016	(14,311)	254,615
Share compensation expenses	8,431	9,262	348	12,039	—	30,080
Total underwriting deductions	763,242	1,021,577	623,954	55,055	(14,311)	2,449,517
Underwriting income (loss)	$9,250	$(95,443)	$(372,721)	$(55,055)	$—	$(513,969)
Net investment return (a)	—	—	12,543	158,523	—	171,066
Other items (b)	—	—	269	(57,097)	—	(56,828)
Loss attributable to AlphaCat investors	—	—	54,797	—	—	54,797
Net loss attributable to noncontrolling interests	—	—	290,144	—	—	290,144
Net income (loss) available (attributable) to Validus common shareholders	$9,250	$(95,443)	$(14,968)	$46,371	$—	$(54,790)
Notes:

(a)	Net investment return includes net investment income, net realized and change in net unrealized gains (losses) on investments and income (loss) from investment affiliates.

(b)
Other items includes finance expenses, transaction expenses, dividends on preferred shares, tax benefit (expense), foreign exchange gains (losses), income (loss) from operating affiliate and other income (loss).

Validus Holdings, Ltd.
Segment Reconciliation - Years Ended December 31, 2016 & 2015

	Year Ended December 31, 2016
(U.S. Dollars in thousands)	Reinsurance Segment	Insurance Segment	Asset Management Segment	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,184,912	$1,194,137	$270,402	$—	$(746)	$2,648,705
Reinsurance premiums ceded	(121,331)	(162,669)	(6,451)	—	746	(289,705)
Net premiums written	1,063,581	1,031,468	263,951	—	—	2,359,000
Change in unearned premiums	(67,432)	(28,524)	(13,879)	—	—	(109,835)
Net premiums earned	996,149	1,002,944	250,072	—	—	2,249,165
Other insurance related income	25	1,367	22,386	—	(20,817)	2,961
Total underwriting revenues	996,174	1,004,311	272,458	—	(20,817)	2,252,126
Underwriting deductions
Losses and loss expenses	415,505	604,741	44,851	—	—	1,065,097
Policy acquisition costs	189,797	232,780	26,905	—	—	449,482
General and administrative expenses	85,000	165,529	34,333	72,249	(20,817)	336,294
Share compensation expenses	11,668	14,987	249	16,003		42,907
Total underwriting deductions	701,970	1,018,037	106,338	88,252	(20,817)	1,893,780
Underwriting income (loss)	$294,204	$(13,726)	$166,120	$(88,252)	$—	$358,346
Net investment return (a)	—	—	13,106	168,421	(597)	180,930
Other items (b)	—	—	(1,364)	(31,807)	—	(33,171)
(Income) attributable to AlphaCat investors	—	—	(23,358)	—	—	(23,358)
Net (income) attributable to noncontrolling interests	—	—	(123,363)	—	—	(123,363)
Net income (loss) available (attributable) to Validus common shareholders	$294,204	$(13,726)	$31,141	$48,362	$(597)	$359,384

	Year Ended December 31, 2015
(U.S. Dollars in thousands)	Reinsurance Segment	Insurance Segment	Asset Management Segment	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,194,589	$1,191,199	$176,126	$—	$(4,408)	$2,557,506
Reinsurance premiums ceded	(158,433)	(170,118)	(4,538)	—	4,408	(328,681)
Net premiums written	1,036,156	1,021,081	171,588	—	—	2,228,825
Change in unearned premiums	11,827	17,890	(11,653)	—	—	18,064
Net premiums earned	1,047,983	1,038,971	159,935	—	—	2,246,889
Other insurance related income	2,214	1,894	25,524	—	(23,519)	6,113
Total underwriting revenues	1,050,197	1,040,865	185,459	—	(23,519)	2,253,002
Underwriting deductions
Losses and loss expenses	467,788	509,388	657	—	—	977,833
Policy acquisition costs	173,574	220,157	16,327	—	—	410,058
General and administrative expenses	94,531	177,918	39,055	75,724	(23,519)	363,709
Share compensation expenses	11,137	13,669	580	12,955	—	38,341
Total underwriting deductions	747,030	921,132	56,619	88,679	(23,519)	1,789,941
Underwriting income	$303,167	$119,733	$128,840	$(88,679)	$—	$463,061
Net investment return (a)	—	—	6,870	95,138	—	102,008
Other items (b)	—	—	(18,179)	(76,621)	—	(94,800)
(Income) attributable to AlphaCat investors	—	—	(2,412)	—	—	(2,412)
Net (income) attributable to noncontrolling interests	—	—	(92,964)	—	—	(92,964)
Net income available to Validus common shareholders	$303,167	$119,733	$22,155	$(70,162)	$—	$374,893
Notes:

(a)	Net investment return includes net investment income, net realized and change in net unrealized gains (losses) on investments and income (loss) from investment affiliates.

(b)	Other items includes finance expenses, dividends on preferred shares, tax benefit (expense), foreign exchange gains (losses), income (loss) from operating affiliate and other income (loss).

Validus Holdings, Ltd.
Gross Premiums Written by Segment by Class of Business

		Three Months Ended					Years Ended
(U.S. Dollars in thousands)		September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	December 31, 2016	December 31, 2015
Reinsurance Segment
Property	Cat XOL (a)	$108,717	$162,701	$155,977	$1,918	$36,825	$374,242	$452,694
	Per Risk XOL	11,907	4,358	8,385	119	10,767	25,360	24,686
	Proportional (b)	6,857	19,644	52,305	6,442	10,124	97,661	94,232
	Total Property	127,481	186,703	216,667	8,479	57,716	497,263	571,612
Specialty - Short-tail	Aerospace and Aviation	4,751	25,308	21,334	1,787	5,313	62,071	55,458
	Agriculture	449	22,061	152,447	(9,681)	8,625	243,180	270,524
	Composite	7,170	17,349	34,090	2,281	8,932	59,244	41,130
	Marine	2,559	16,324	103,162	(2,328)	(4,973)	117,614	168,970
	Other Specialty - Short-tail (c)	1,410	3,507	10,837	29	970	8,359	10,422
	Technical Lines	3,207	4,959	4,182	629	4,100	12,534	7,894
	Terrorism	1,010	(154)	5,039	(2,240)	1,972	6,159	13,392
	Trade Credit	(8)	50	44,154	28	(647)	38,279	24,145
	Workers’ Compensation	3,084	2,200	1,633	732	3,230	8,064	7,398
	Total Specialty - Short-tail	23,632	91,604	376,878	(8,763)	27,522	555,504	599,333
Specialty - Other	Casualty	8,890	39,126	24,510	31,991	7,538	86,107	7,117
	Financial	9,569	13,101	25,086	10,106	9,437	46,038	16,527
	Total Specialty - Other	18,459	52,227	49,596	42,097	16,975	132,145	23,644
	Total Reinsurance Segment	$169,572	$330,534	$643,141	$41,813	$102,213	$1,184,912	$1,194,589
Insurance Segment
Property	Direct	$76,868	$86,113	$67,878	$71,353	$63,501	$277,024	$230,434
	Downstream Energy and Power	17,994	29,765	13,669	24,872	19,319	94,197	103,936
	Total Property	94,862	115,878	81,547	96,225	82,820	371,221	334,370
Specialty - Short-tail	Accident and Health	4,411	5,176	5,910	4,929	4,170	29,326	27,123
	Agriculture	51,800	23,939	84,299	—	—	—	—
	Aviation	5,587	4,417	5,159	13,235	5,716	27,290	38,669
	Contingency	3,615	6,988	3,964	14,160	6,183	35,412	17,335
	Marine	29,735	59,409	47,364	28,445	40,108	192,526	246,544
	Political Lines (d)	23,167	28,254	32,525	25,799	27,121	113,048	111,064
	Total Specialty - Short-tail	118,315	128,183	179,221	86,568	83,298	397,602	440,735
Specialty - Other	Financial	19,530	13,980	13,738	16,332	14,680	53,484	44,703
	Liability (e)	65,906	67,393	58,637	56,967	60,417	225,776	225,486
	Marine and Energy Liability	8,034	12,900	24,172	10,961	8,891	53,515	56,343
	Political Risk	20,231	18,545	22,136	27,689	11,161	78,598	76,380
	Products and Airports	6,394	3,178	3,339	3,163	4,525	13,941	13,182
	Total Specialty - Other	120,095	115,996	122,022	115,112	99,674	425,314	416,094
	Total Insurance Segment	$333,272	$360,057	$382,790	$297,905	$265,792	$1,194,137	$1,191,199
Asset Management Segment
Property	Cat XOL	$22,013	$99,318	$159,765	$(264)	$3,933	$260,786	$176,126
	Total Property	22,013	99,318	159,765	(264)	3,933	260,786	176,126
Specialty - Short-tail	Agriculture	1,936	4,020	(35)	4	77	2,879	—
	Composite	2,872	2,362	4,788	—	—	5,518	—
	Workers’ Compensation	392	(18)	408	(4)	403	1,219	—
	Total Specialty - Short-tail	5,200	6,364	5,161	—	480	9,616	—
	Total Asset Management Segment	$27,213	$105,682	$164,926	$(264)	$4,413	$270,402	$176,126
Intersegment Revenue	Property	(6,248)	(725)	—	—	—	(746)	(4,408)
	Specialty - Short-tail	47	(2,646)	—	—	—	—	—
	Specialty - Other	—	—	—	—	—	—	—
	Total Intersegment Revenue	$(6,201)	$(3,371)	$—	$—	$—	$(746)	$(4,408)
Total Gross Premiums Written		$523,856	$792,902	$1,190,857	$339,454	$372,418	$2,648,705	$2,557,506
Notes:

(a)	Property Cat XOL is comprised of Catastrophe XOL, Aggregate XOL, Reinstatement Premium Protection, Per Event XOL, Second Event and Third Event covers.

(b)	Proportional is comprised of Quota Share and Surplus Share covers.

(c)	Other Specialty - Short-tail classes include Contingency, Crisis Management and Life and Accident & Health.

(d)	Political Lines includes War and Political Violence.

(e)	Liability includes General Liability, Professional Liability, Products Liability and Miscellaneous Malpractice.